Exhibit 99.2

FORM OF

COMPANY VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of February ___, 2007, by and between Nightingale Informatix Corporation, a corporation existing under the laws of the Province of Ontario (“Parent”), and the undersigned stockholder and/or optionholder (the “Stockholder”) of VantageMed Corporation, a Delaware corporation (the “Company”). Capitalized terms used and not otherwise defined herein shall have the representative meanings assigned to them in the Merger Agreement (as defined below).

RECITALS

A.            As of the date hereof, Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of the outstanding capital stock of the Company, and such number of shares of capital stock of the Company issuable upon the exercise of outstanding options and warrants, as is indicated on the signature page hereto.

B.            Concurrently with the execution of this Agreement, Parent, Viper Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof, as may be amended from time to time in a manner not materially adverse to Stockholder (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company, with the Company as the surviving corporation (the “Merger”), and all outstanding capital stock of the Company will be converted into the right to receive the Per Share Merger Consideration, as set forth in the Merger Agreement; and

C.            In consideration of the execution of the Merger Agreement by Parent, the Stockholder has agreed to support the Merger on the terms specified herein.

AGREEMENT

In consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Certain Definitions.  For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a)           “Expiration Date” shall mean the earliest to occur of (i) such date and time as any party to the Merger Agreement provides notice of termination thereunder, (ii) the date on which the Merger Agreement is amended, supplemented or modified to lower the Per Share Merger Consideration, or Parent or Merger Sub make any written proposal or announcement indicating that it intends to lower the Per Share Merger Consideration, and (iii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement.

(b)           “Shares” shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) owned by the Stockholder as of the date of this Agreement and such other shares of capital stock of the Company over which the Stockholder has voting power as indicated on the signature page hereto, and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which the Stockholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Termination Date.

(c)           “Superior Offer” shall mean an offer made by a third party to acquire, directly or indirectly, pursuant to a tender offer, exchange offer, merger, consolidation or other business combination, all or substantially all of the assets of the Company or a majority of the total outstanding voting securities of the Company as a result of which the stockholders of the Company immediately preceding such transaction would hold less than fifty percent (50%) of the equity interests in the surviving or resulting entity of such transaction or any direct or indirect parent or subsidiary thereof, on terms that Stockholder has in the good faith exercise of its business judgment concluded to be more favorable, from a financial point of view, to Stockholder (in its capacity as a stockholder of the Company) than the terms of the Merger.

(d)           “Superior Offer Termination Event” shall mean the all of the following conditions in clauses (1) through (3) are met:

(1)   a Superior Offer with respect to the Company has been made and has not been withdrawn;

(2)   Stockholder shall have provided written notice to Parent and the Company of its determination that a Superior Offer exists and it intends to terminate this Agreement two business days following such notice; and

(3)   the Superior Offer remains a Superior Offer for a period of at least two business days after it has been communicated to Parent and the Company.

(e)           “Termination Date” shall mean the date this Agreement is terminated in accordance with Section 6.

(f)            Transfer.  A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein (including any voting interest), or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

2.             Transfer of Shares.

(a)           No Transfer of Shares.  The Stockholder hereby agrees that, at all times during the period commencing with the execution and delivery of this Agreement until the Termination Date or termination of this Agreement in accordance its terms, the Stockholder shall not cause or permit any Transfer of any of the Shares to be effected; provided that, (i) notwithstanding the foregoing, the Stockholder shall not be restricted from effecting a Transfer of any Shares to any member of the Stockholder’s immediate family or to a trust for the benefit of the Stockholder and/or any member of the Stockholder’s immediate family provided that each such transferee shall have (A) executed a counterpart of this Agreement and (B) agreed in writing to hold such Shares, or such interest therein, subject to all of the terms and conditions set forth in this Agreement. For purposes of this Agreement, “immediate family” means Stockholder’s spouse, parents, siblings, children or grandchildren; (ii) the Stockholder shall have the right, without notice to Parent or any other Person, to exercise any option, convert any convertible security or exercise any right to exchange any security for Common Stock or subscribe for any such shares of Common Stock; and (iii) the Stockholder shall have the right, without notice to Parent or any other Person, to sell Shares for a gross price per share at least equal to $0.825 (subject to adjustment in the event of any stock split, reverse stock split, stock dividend or reclassification or recapitalization of the Common Stock).

(b)           No Transfer of Voting Rights.  The Stockholder hereby agrees that, at all times commencing with the execution and delivery of this Agreement until the Termination Date, the Stockholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy in respect of the Shares, or enter into any voting agreement or similar arrangement or commitment with respect to any of the Shares (other than this Agreement).

3.             Agreement to Vote Shares.  Until the Termination Date, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, the Stockholder shall vote or cause to be voted all Shares then entitled to vote:

(a)           in favor of adoption of the Merger Agreement and approval of the Merger and the transactions contemplated thereby and any action required in furtherance thereof; and

(b)           against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement, including any proposal for the acquisition or purchase of the Company’s assets or capital stock by any Person (other than Parent).

Prior to the Termination Date, the Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

4.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Parent that, as of the date hereof and at all times until the Termination Date:

(a)           the Stockholder is (and will be, except with respect to any Shares that are Transferred pursuant to Section 2(a)) the beneficial owner of the Shares, with full and sole power to vote or direct the voting of all the Shares entitled to vote, without restriction, for and on behalf of all beneficial owners of the Shares;

(b)           the Shares are (and will be, unless Transferred pursuant to Section 2(a)) free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances of any kind or nature, except for those imposed by applicable law and those created pursuant to this Agreement;

(c)           the Stockholder does not beneficially own any securities of the Company other than the Shares;

(d)           the Stockholder has, with respect to all of the Shares (and will have, except with respect to any Shares that are Transferred pursuant to Section 2(a)), legal capacity and all requisite power and authority to make, enter into and perform the terms of this Agreement;

(e)           this Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms;

(f)            this execution and delivery of this Agreement by the Stockholder do not, and the consummation of the transactions contemplated hereby will not, conflict with or violate any material Legal Requirement or Permit applicable to the Stockholder or result in any breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default)

under, or materially impair the Stockholder’s rights or alter the rights or obligations or any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract applicable to the Shares, or result in the creation of a Lien on any of the Shares; and

(g)           except as expressly contemplated hereby, the Stockholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Share, including without limitation, any voting agreement, option agreement, purchase agreement, stockholders’ agreement, partnership agreement or voting trust.

5.             Notice of Any Acquisition Proposal. Parent shall provide a copy of each notice received by Parent pursuant to Section 5.3(b) of the Merger Agreement shall be sent promptly to Stockholder. Any such information provided to Stockholder shall be deemed confidential information and Stockholder will keep such information strictly confidential and will not (except as required by applicable law or stock exchange requirement, regulation or legal process) disclose to any person any such information prior to such information becoming publicly available other than as a result of a disclosure by Stockholder or its officers, directors, employees, agents and other representatives (“Representatives”) in violation of this Agreement. Stockholder is aware, and will advise its Representatives who are informed of the matters that are the subject of this Section 5, of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

6.             Termination.  This Agreement shall terminate, and be of no further force and effect:

(a)           automatically upon the Expiration Date; and

(b)           upon written notice by Stockholder to the Company and Parent upon the occurrence of a Superior Offer Termination Event.

7.             Miscellaneous.

(a)           Waiver.  No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by the other party hereto.  The waiver of any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

(b)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day followings such receipt if the date is not a business day) of transmission by facsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)            if to Stockholder, to the address set forth on the respective signature page of this Agreement;

with a copy to:

Lowenstein Sandler PC

65 Livingston Avenue

Roseland, NJ 07068

Attention:  John D. Hogoboom

Fax: (973) 597-2383

(ii)           if to Parent to:

Nightingale Informatix Corporation

3760 14th Avenue Suite 200

Markham, Ontario L3R 3T7

Attention: Nick Vaney, Chief Financial Officer

Fax: (905) 415-8780

with a copy to:

Hayden Bergman Rooney, Professional Corporation

150 Post Street, Suite 650

San Francisco, CA 94108

Attention: Kevin K. Rooney, Esq.

Fax: (866) 409-3373

(c)           Interpretation.  When reference is made in this Agreement to a Section or Exhibit, such reference shall be to a Section or Exhibit of this Agreement, unless otherwise indicated.  The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context may require, any pronouns used in this Agreements shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(d)           Counterparts.  This Agreement may be executed in two or more counterparts, including by facsimile, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the counterpart.

(e)           Entire Agreement; Amendment.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understands, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be changed or modified, except by an agreement in writing specifically referencing this Agreement executed by each of the parties hereto.

(f)            Severability.  In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision. This Agreement shall, and it is the intent of the parties that this Agreement shall, not preclude the Board of Directors of the Company or any member thereof from exercising their fiduciary duties as required by applicable law.

(g)           Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

(h)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principle of conflicts of law thereof.

(i)            Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(j)            Binding Effect; Assignment.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(k)           Waiver of Jury Trial.  EACH OF PARENT AND THE STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWOSE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT OR STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Remainder of Page Intentionally Left Blank — Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

NIGHTINGALE INFORMATIX CORPORATION

By:
Name:
Title:

STOCKHOLDER:

(Print Stockholder Name)

By:
(Signature)

Name:
(Print Name)

Title:

Telephone No.

Facsimile No.

shares beneficially owned:

shares of the Company Common Stock shares of the Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights

Address: